UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2009

COVIDIEN LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-33259	98-0518045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

131 Front Street

Hamilton, HM 12 Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-298-2480

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Covidien Ltd. 2007 Stock and Incentive Plan (as amended and restated)

At the 2009 Annual General Meeting of Shareholders of Covidien Ltd. (the “Company”) held on March 18, 2009, the Company’s shareholders approved the amended and restated 2007 Covidien Ltd. Stock and Incentive Plan (the “Plan”), which provides for the granting of various types of awards, including stock options, stock appreciation rights, annual performance bonuses, long-term performance awards, restricted stock units, restricted stock, deferred stock units, and other stock-based awards. The amendments to the Plan provide for, among other things, (i) an increase in the number of shares of common stock authorized for issuance pursuant to the Plan, such that as of March 18, 2009, the Company may issue future grants for up to 35,000,000 shares under the plan; (ii) elimination of the reuse, or “recycling”, of shares tendered to pay the exercise price for stock option exercises or tax obligations for all awards issued under the plan; (iii) elimination of provisions that were included to address equity awards issued at our separation from Tyco International; and (iv) alignment of early and normal retirement provisions applicable to long-term performance awards to the same provisions for other equity awards. The amendments to the Plan also include conforming amendments required by changes in the law, including Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), miscellaneous clarifications to plan language and certain other “best practices” in stock plan design. Shareholder approval of the Plan, as amended and restated, also constituted re-approval for purposes of Code Section 162(m) of the performance criteria that may be applied to awards issued thereunder.

The foregoing description of the amendment and restatement of the Plan is qualified in its entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

FY09 Grant Director Restricted Stock Unit Terms and Conditions

On March 17, 2009, the Nominating and Governance Committee granted restricted stock units to directors under our 2007 Stock and Incentive Plan, subject to the FY09 Grant Director Restricted Stock Unit Terms and Conditions.

A copy of the terms and conditions are filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Covidien Ltd. 2007 Stock and Incentive Plan (as amended and restated)

10.2	FY09 Grant Director Restricted Stock Unit Terms and Conditions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN LTD.

By:	/s/ John H. Masterson
John H. Masterson,
Senior Vice President and General Counsel

Date: March 23, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Name
10.1	Covidien Ltd. 2007 Stock and Incentive Plan (as amended and restated)

10.2	FY09 Grant Director Restricted Stock Unit Terms and Conditions